Exhibit 99.1


                         [Warrantech Corporation Logo]

FOR IMMEDIATE RELEASE


CONTACTS:  RICHARD GAVINO                          VIRGINIA STUART
           CHIEF FINANCIAL OFFICER                 VP-INVESTOR RELATIONS
           WARRANTECH CORPORATION                  MICHAEL A. BURNS & ASSOCIATES
           817-785-1366                            214-521-8596
           RICHARD_GAVINO@WARRANTECH.COM           VSTUART@MBAPR.COM


                    WARRANTECH ANNOUNCES CONFIRMATION OF SEC
                      GUIDANCE CONCERNING ACCOUNTING ISSUES

BEDFORD, TEXAS - JUNE 9, 2004 - Warrantech Corporation (OTC: WTEC), a leading independent provider of service contracts and after-market warranties, today announced that it has received guidance from the Office of Chief Accountant of the Securities and Exchange Commission (SEC) in response to the Company's request for such guidance concerning the Company's prior period financial statements.

           Based upon the guidance of the SEC Staff, the Company will restate its prior financial statements in the following respects: The Company will now recognize revenues from contracts in which Butler Financial Solutions LLC was the obligor on a straight-line basis over the life of the service contracts; the Company will set up a loss reserve for the estimated cost of all claims under service contracts previously insured by Reliance Insurance Company; and the Company will also eliminate any contractual obligations recorded regarding Butler.

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Warrantech                                                          June 9, 2004
SEC Guidance


           The Company, with the concurrence of its outside auditors, had previously accounted for the Butler-related transactions based upon the legal obligations of the parties and the regulatory requirements which applied to the transactions. The changes which the Company will be adopting are solely for financial reporting purposes, and Butler will remain responsible for the same obligations under the service contracts which existed prior to the change in financial presentation. The obligations of Butler were, and continue to be, assumed by an A-rated insurance carrier which is a subsidiary of a New York Stock Exchange Company with over $19 billion in assets. Butler also will remain the licensed entity which is recognized as the obligor under the service contracts regulated by the insurance departments in all the states in which Butler does business.

           The Company, with the concurrence of its outside auditors, will follow the guidance of the SEC Staff, although the resultant changes in accounting treatment will not change the legal obligations of the parties under the applicable agreements. The restatements will cover the financial statements for the period ending March 31, 2003 and the preceding two years and the first three quarters of the fiscal year ending on March 31, 2004.

            Additionally, based upon the guidance received from the SEC Staff, the Company will now present in its financial statements the line items for Gross Revenue, Direct Costs and Gross Profit. Previously, the Company had only recognized revenue on a net basis.

            The SEC Staff further concluded in its guidance that it had no objection to the Company's method of recognizing revenue under the service contracts in which dealers and retailers were the named obligor with respect to service contracts sold prior to July 1, 2003. Warrantech is presently examining a new accounting pronouncement under


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Warrantech                                                          June 9, 2004
SEC Guidance


EITF 00-21 which became effective for service contracts sold on or after July 1, 2003 to determine its applicability.

           These accounting changes will not impact Warrantech's cash flows or its cash balances which the Company believes is the significant indicator which drives a business. The deferral of revenues from prior periods will result in a significant current negative net worth and a corresponding increase in Deferred Income on the Balance Sheet. The revenue recognition accounting change will also have a positive effect on the results for future periods. As requested, the Company has submitted the restated numbers based on the accounting changes to the SEC Staff for its review. Subject to the SEC Staff's review, the Company expects to file its financial statements containing the restatements within the next few weeks.

           Joel San Antonio, the Company's Chairman and Chief Executive Officer, commenting on the accounting changes, issued the following statement: "The extensive review process which has now been completed has underscored the continuing complexity of the accounting principles that have been and are being applied to our industry."

           "Though the accounting changes reflect a change in the manner in which the Company's financial results are presented," Mr. San Antonio stated, "they will not change the manner in which the Company operates its business. Warrantech continues to be the premier independent service contract administrator and is dedicated to providing the best service contract administrator in the industry."

ABOUT WARRANTECH:

WARRANTECH CORPORATION ADMINISTERS AND MARKETS SERVICE CONTRACTS AND AFTER-MARKET WARRANTIES ON AUTOMOBILES, AUTOMOTIVE COMPONENTS, RECREATIONAL VEHICLES, APPLIANCES, CONSUMER ELECTRONICS,


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Warrantech                                                          June 9, 2004
SEC Guidance


HOMES, COMPUTER AND COMPUTER PERIPHERALS FOR RETAILERS, DISTRIBUTORS AND MANUFACTURERS. THE COMPANY CONTINUES TO EXPAND ITS DOMESTIC AND GLOBAL PENETRATION, AND NOW PROVIDES ITS SERVICES IN THE UNITED STATES, CANADA, PUERTO RICO AND LATIN AMERICA. FOR ADDITIONAL INFORMATION ON WARRANTECH, ACCESS HTTP://WWW.WARRANTECH.COM/.


"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

Except for the historical information contained herein, the matters discussed in this release may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. The Company makes such forward-looking statements under the provisions of the "safe harbor" section of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the Company's views and assumptions, based on information currently available to management. Such views and assumptions are based on, among other things, the Company's operating and financial performance over recent years and its expectations about its business for the current and future fiscal years. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable; it can give no assurance that such expectations will prove to be correct. Such statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: (a) prevailing economic conditions which may significantly deteriorate, thereby reducing the demand for the Company's products and services, (b) availability of technical support personnel or increases in the rate of turnover of such personnel, resulting from increased demand for such qualified personnel, (c) changes in the terms or availability of insurance coverage for the Company's programs, (d) regulatory or legal changes affecting the Company's business, (e) loss of business from or significant change in relationship with, any major customer of the Company, (f) the ability to successfully identify and contract new business opportunities, both domestically and internationally, (g) the ability to secure necessary capital for general operating or expansion purposes,
(h) adverse outcomes of litigation, (i) if any of the insurance companies which insure the service contracts, marketed and administered by the Company were unable to pay the claims under the service contracts, it could have a materially adverse effect on the Company's business, (j) the effect on future periods resulting from the Company's change in accounting policy with respect to the timing of recognition of a portion of its revenues from the administration of service contracts, (k) the non-payment of notes due from an officer and two directors of the Company in 2007 (l) the response to the Company's request for guidance from the SEC Staff concerning the method of recognizing revenue from service contracts in which dealers or retailers are the named obligor, (m) the SEC Staff's review of the restated numbers for the prior periods, (n) the potential impact of the restated results on the Company's business relationships and customer base, and (o) the Company's ability to expand its core business and to increase its profit margin on its overall business. Should one or more of these or any other risks or uncertainties materialize or develop in a manner adverse to the Company, or should the Company's underlying assumptions prove incorrect, actual results of operations, cash flows or the Company's financial condition may vary materially from those anticipated, estimated or expected.


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